SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-20              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-through Certificates, Series 2002-7 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Greenpoint Mortgage Funding, Inc., Washington Mutual Mortgage Securities Corp. , as sellers and servicers, Olympus Servicing, L.P., as servicer and special servicer, and JPMorgan Chase Bank, as trustee.

     On December 26, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 2, 2003            By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2002



                    CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7
                                Statement to Certificate Holders
                                      December 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       79,673,900.00       267,884.44     267,884.44         366.11       268,250.55      0.00        0.00                0.00
A2       46,440,000.00    46,440,000.00  11,574,165.28     221,751.00    11,795,916.28      0.00        0.00       34,865,834.72
A3       50,160,000.00    50,160,000.00   1,884,166.44     273,790.00     2,157,956.44      0.00        0.00       48,275,833.56
A4       17,131,500.00    17,131,500.00           0.00     101,361.38       101,361.38      0.00        0.00       17,131,500.00
M1        4,580,600.00     4,580,600.00           0.00      25,765.88        25,765.88      0.00        0.00        4,580,600.00
M2        4,071,600.00     4,071,600.00           0.00      23,309.91        23,309.91      0.00        0.00        4,071,600.00
B         1,527,133.00     1,527,133.00           0.00       4,003.50         4,003.50      0.00        0.00        1,527,133.00
AR              100.00             0.00           0.00           0.00             0.00      0.00        0.00                0.00
TOTALS  203,584,833.00   124,178,717.44  13,726,216.16     650,347.78    14,376,563.94      0.00        0.00      110,452,501.28

AIO      20,300,000.00    20,300,000.00           0.00     135,333.33       135,333.33      0.00        0.00       20,300,000.00
X                 0.00             0.00           0.00           0.00             0.00      0.00        0.00                0.00
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      2254OVVJ8       3.36226092      3.36226092    0.00459511      3.36685602            0.00000000       A1      1.640000 %
A2      2254OVVK5   1,000.00000000    249.22836520    4.77500000    254.00336520          750.77163480       A2      5.730000 %
A3      2254OVVL3   1,000.00000000     37.56312679    5.45833333     43.02146013          962.43687321       A3      6.550000 %
A4      2254OVVM1   1,000.00000000      0.00000000    5.91666696      5.91666696        1,000.00000000       A4      7.100000 %
M1      2254OVVP4   1,000.00000000      0.00000000    5.62500109      5.62500109        1,000.00000000       M1      6.750000 %
M2      2254OVVQ2   1,000.00000000      0.00000000    5.72500000      5.72500000        1,000.00000000       M2      6.870000 %
B       2254OVVR0   1,000.00000000      0.00000000    2.62157913      2.62157913        1,000.00000000       B       7.190000 %
AR      2254OVVS8       0.00000000      0.00000000    0.00000000      0.00000000            0.00000000       AR      6.000000 %
TOTALS                609.96055359     67.42258722    3.19448050     70.61706773          542.53796637

AIO     2254OVVN9   1,000.00000000      0.00000000    6.66666650      6.66666650        1,000.00000000       AIO     8.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4494
                               Fax: 212) 623-5930
                           Email: mark.volosov@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7
                                        Statement to Certificate Holders
                                              December 26, 2002


Sec. 4.04 (a) (i)

                        Scheduled Principal Payments                                                       91,030.78
                        Principal Prepayments                                                          13,635,174.38
                        Repurchase Principal                                                                    0.00
                        Substitution Amounts                                                                    0.00
                        Net Liquidation Proceeds                                                                0.00
                        Insurance Proceeds                                                                      0.00
                        Other Principal                                                                        11.00

Sec. 4.06(a)(v)         Beginning Number of Loans Outstanding                                                    298
                        Beginning Aggregate Loan Balance                                              125,196,641.61

                        Ending Number of Loans Outstanding                                                       265
                        Ending Aggregate Loan Balance                                                 111,470,425.45

Sec. 4.04 (a)(vi)       Servicing Fees (including PMI Fees)                                                74,594.59
                        Trustee Fees                                                                          260.83

Sec. 4.04 (a)(viii)     Current Advances                                                                         N/A
                        Aggregate Advances                                                                       N/A


Sec. 4.04 (a)(ix)       Delinquent Mortgage Loans

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month           7            2,420,869.89                  2.17 %
                2 Month           2              792,457.48                  0.71 %
                3 Month           2              950,503.43                  0.85 %
                 Total           11            4,163,830.80                  3.73 %
                *Delinquent Bankruptcies are included in the table above.

                Bankruptcies

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %
                * Only Current Bankruptcies are reflected in the table above.

                Balance of Bankruptcies delinquent 31 to 60 days                                   0.00
                * Above figure provided for calculation of Rolling Three Month Delinquency Rate.


                Loans in Foreclosure

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                2                778,528.75                 0.70 %




                                      -7-
                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-7
                                        Statement to Certificate Holders
                                           December 26, 2002






Sec. 4.04 (a)(xi)               REO Properties
                                Group Totals
                                                Principal
                                Number          Balance                 Percentage
                                0               0.00                    0.00 %

Sec. 4.04 (a)(xii)              Current Realized Losses                                                         0.00
                                Cumulative Realized Losses                                                      0.00

Sec. 4.04 (a)(xiii)             Weighted Average Term to Maturity of the Mortgage Loans                          341

PMI Claims                      Number of claims submitted under the RMIC PMI Policy                            N/A
                                Total amount of claims submitted under the RMIC PMI Policy                      N/A
                                Number of claims paid under the RMIC PMI Policy                                 N/A
                                Total amount of claims paid under the RMIC PMI Policy                           N/A

Trigger Event                   Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 7.5% ?)           NO
                                Rolling 3 Month Delinquency Rate                                           1.75410 %

Overcollateralization           Overcollateralization Amount                                            1,017,924.17
                                Target Overcollateralization Amount                                     1,017,924.17
                                Overcollateralization Deficiency                                                0.00
                                Overcollateralization Release Amount                                            0.00
                                Monthly Excess Interest                                                         0.00
                                Payment to Class X                                                              0.00
                                Certificate Interest Shortfalls (Total)                                     5,146.57
                                        Class A-1                                                               0.00
                                        Class A-2                                                               0.00
                                        Class A-3                                                               0.00
                                        Class A-4                                                               0.00
                                        Class M-1                                                               0.00
                                        Class M-2                                                               0.00
                                        Class B                                                             5,146.57
                                        Class AR                                                                0.00
                                        Class X                                                                 0.00
                                        Class A-IO                                                              0.00




                                    -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
